Filed pursuant to Rule 497(a)

Registration File No. 333-257818

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Trinity Capital Inc. (Ticker: TRIN) has asked Goldman Sachs & Co. LLC and Keefe, Bruyette & Woods, A Stifel Company, to organize a series of fixed income investor telephonic calls. These calls will take place Monday and Tuesday, August 16th and 17th. Goldman Sachs & Co. LLC will be coordinating logistics and a NetRoadshow will be made available. A senior unsecured offering with an expected rating of BBB by Egan-Jones Ratings Company* may follow, subject to market conditions.

Trinity Capital Inc. will be represented by:

•	Steven L. Brown, Chief Executive Officer
•	Kyle Brown, President and Chief Investment Officer
•	David Lund, Chief Financial Officer and Treasurer
•	Gerald Harder, Chief Credit Officer

Call Schedule:

Monday, August 16th

9:00-9:45am ET

10:00-10:45am ET

11:00-11:45am ET

12:00-12:45pm ET

1:00-1:45pm ET

Tuesday, August 17th

9:00-9:45am ET

10:00-10:45am ET

11:00-11:45am ET

12:00-12:45pm ET

1:00-1:45pm ET

This announcement is for your information only and is not intended to be used by anyone other than you. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Trinity Capital Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission (the “SEC”), which will contain this and other information about Trinity Capital Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus supplement and accompanying prospectus, when available, and this announcement do not constitute an offer to sell or a solicitation of an offer to buy securities in any state or jurisdiction where such offer and sale is not permitted.

Trinity Capital Inc. has filed a shelf registration statement (including a prospectus contained therein) with the SEC, which has been declared effective by the SEC. Any offering of Trinity Capital Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Copies of a preliminary prospectus supplement, together with an accompanying prospectus, also may be obtained from Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 866-471-2526, facsimile: 212-902-9316, e-mail: prospectus-ny@ny.email.gs.com, or Keefe, Bruyette & Woods, A Stifel Company, 787 7th Avenue, 4th Floor, New York, New York 10019, Attn: Equity Syndicate, by emailing kbwsyndicatedesk@kbw.com, or by telephone at 1-800-966-1559.

Note that documents transmitted by e-mail may be altered or changed during the process of transmission and neither Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, A Stifel Company, nor any of their respective affiliates, accept liability or responsibility for any alteration or change.  Use of e-mail is at your own risk and it is important for you to protect against viruses.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.